Exhibit 99.1

                                                                    NEWS RELEASE
Contact:
--------
Diane Bjorkstrom
Chief Financial Officer
408-982-8593
dbjorkstrom@tvia.com

FOR IMMEDIATE RELEASE
---------------------

          TVIA REPORTS FIRST QUARTER FISCAL YEAR 2007 FINANCIAL RESULTS

SANTA CLARA, CALIFORNIA - August 7, 2006 - Tvia, Inc. (NASDAQ SmallCap: TVIA), a leading provider of digital display processors for advanced flat-panel TVs, broadcast digital DVRs, consumer display and monitor products, announced today financial results for the first quarter ended June 30, 2006.

Revenue for the first quarter of fiscal year 2007, ended June 30, 2006, was $5,071,000, compared to $1,108,000 for the quarter ended June 30, 2005.

According to generally accepted accounting principles (GAAP), the net loss for the quarter ended June 30, 2006 totaled $1,285,000, or $0.05 per share. This compares to the net loss for the comparable quarter ending June 30, 2005 of $2,042,000 or $0.09 per share. Non-GAAP net loss for the first quarter of fiscal year 2007 was $757,000 or $0.03 per share. Non-GAAP numbers exclude non-cash share-based compensation charges. This compares to the non-GAAP net loss for the comparable quarter ending June 30, 2005 of $1,762,000 or $0.08 per share. The total stock compensation expense recorded in the quarter ended June 30, 2006 is $528,000. The total stock compensation expense recorded in the three months ended June 30, 2005 is $280,000. In accordance with Staff Accounting Bulletin 107, issued March 2005, we present stock-based compensation within the same operating expense line items as cash compensation. Management believes that these non-GAAP measures provide investors with an indication of Tvia's baseline performance before gains, losses or other charges that are considered by management to be outside the company's core performance. These non-GAAP financial measures are also among the primary indicators management uses for planning purposes. However, Tvia's non-GAAP measures are not in accordance with, or meant to substitute for, GAAP and may be materially different from those used by other companies. Reconciliation between the non-GAAP financial measures used herein and the related GAAP measures is provided in a table following the consolidated financial statements.

The increase in annual revenue accounted for the decrease in the year- to-date net loss, offset partially by additional expenses related to the TV Design Center in Shenzhen China, an increase in headcount and commissions for sales and an increase in R&D headcount in China. There was also an increase in expenses due to the on going implementation of a worldwide ERP system.

The GAAP operating loss for the quarter ended June 30, 2006 was $1,397,000 compared to $2,140,000 for the three months ended June 30, 2005. The non-GAAP operating loss for the first quarter of fiscal year 2007 was $869,000 as compared to $1,860,000 for the quarter ended June 30, 2005.

In the first quarter of fiscal year 2007, we continued to focus on building a customer base across all markets, as well as increasing the level of design activity with flat-panel TV customers.

This fiscal quarter marks the one-year anniversary of the announcement of Tvia's strategic move to provide high-volume TV manufacturers with complete system solutions such as Tvia's reference designs for advanced flat panel TVs. Our mission is to become the preferred design partner to mass market flat-panel DTVs to manufacturers, enabling them to focus on distribution, time to market, and supply chain.

Customer acceptance of our strategy was underscored by new customers in mass production, including MiTEC, Hyundai, LCD Bank, Suzhou Industrial Park Centronic Electronic Co.,Ltd./QiuTong Electronics Technology, TOBO Digital Electronics, TaiBao Technology and others. These products, now shipping with Tvia display processors and based upon Tvia TV designs, confirm the validity of the strategy to provide manufacturers with complete system solutions combined with Tvia's display processors for mass-market flat-panel TVs.

Based on number of flat-panel TV models currently in the design phase, pilot production and in mass production with Tvia designs or assembly kits, the strategy appears to be gaining traction. Between the third quarter and fourth quarter of fiscal year 2006, the number of DTV models in pilot or mass production more than doubled. In all, product shipments to customers have almost doubled from the fourth quarter of fiscal year 2006 to the first quarter of fiscal year 2007.

Looking at the most current market share figures for the flat-panel TV market, we believe that the flat-panel television is rapidly evolving into a mass market product. Tvia's complete flat-panel TV solutions are aimed directly at this "sweet spot" in the market, and are designed to benefit manufacturers by accelerating their entry into the market.

We continue to focus on our financial and operations infrastructure with the ongoing implementation of a worldwide ERP program to obtain compliance with the requirements of the Sarbanes Oxley Act, as well as meet the anticipated demand for our products.

Management will host a conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on August 7, 2006 to discuss Tvia's results for the first quarter of fiscal year 2007, ended June 30, 2006. The live audio conference call will be accessible at URL: www.actioncast.acttel.com (event code is 34939), or by calling (303) 262-2142, or toll-free at 1-800-218-8862. After the event, a replay of this call will be available by dialing (303) 590-3000 (access code 11067071#).

ABOUT TVIA

Tvia, Inc. is a fabless semiconductor company which designs and develops an extensive line of flexible, high-quality digital display processors for digital LCD, PDP, HD, SD, and progressive-scan TVs, as well as other broadcast and consumer display products. Tvia owns and operates one of the world's leading independent TV design center providing manufacturers with proven TV system designs, allowing manufacturers to produce and manufacture the highest quality flat-panel television at a significantly lower cost with the shortest time to market. The combination of Tvia's TrueView display processors and leading TV system designs gives Tvia's manufacturing customers the advantage for building the most cost-effective, highest quality display solutions on the market. More information about Tvia is available at www.tvia.com.

Information in this release that involves Tvia's expectations, beliefs, hopes, plans, intentions or strategies regarding the future are forward-looking statements that involve risks and uncertainties. Forward-looking statements in this press release include statements as to Tvia's focus, strategy and progress, Tvia's development of new products, the features and benefits of Tvia's products, and product acceptance and introduction by customers. All forward-looking statements included in this release are based upon information available to Tvia as of the date of this release, and Tvia assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance, and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences or risks associated with our business are discussed in the Company's Annual Report on Form 10-K for the year ended March 31, 2006 filed on June 27, 2006, and Form 10-Q for the quarter ended December 31, 2005 filed on February 14, 2006, with the Securities and Exchange Commission ("SEC"), and in other reports filed from time to time with the SEC. These risks include, but are not limited to, the slower than anticipated emergence of the flat panel DTV market, our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a timely manner, and the extent and duration of the current economic and business environment.

                                   TVIA, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (UNAUDITED)

                                               FOR THE THREE MONTHS ENDED
                                                        JUNE 30,
                                               ---------------------------
                                                   2006           2005
                                               ------------   ------------
Revenues:                                      $      5,071   $      1,108

Cost of revenues:                                     2,514            610
                                               ------------   ------------
Gross profit                                   $      2,557   $        498
                                               ------------   ------------
Operating expenses:
    Research and development                          1,502          1,282
    Sales and marketing                               1,366            542
    General and administrative                        1,086            814
                                               ------------   ------------
    Total operating expenses                          3,954          2,638
                                               ------------   ------------

      Operating loss                           $     (1,397)  $     (2,140)
                                               ------------   ------------

    Interest income                                     112             98
                                               ------------   ------------
Net loss before taxes                                (1,285)        (2,042)

                                               ------------   ------------
Net loss after taxes                           $     (1,285)  $     (2,042)
                                               ============   ============

Basic and diluted net loss per share:          $      (0.05)  $      (0.09)
                                               ============   ============

Weighted shares used in computing basic
 and diluted per share net loss                      23,901         23,191
                                               ============   ============

                                   TVIA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                    UNAUDITED

                                                 JUNE 30,      MARCH 31,
                                                   2006           2006
                                               ------------   ------------
                   ASSETS
                   ------
Current Assets:
  Cash and cash equivalents                    $      4,767   $      8,455
  Short term investments                              3,995          4,502
  Accounts receivable, net                            7,436          3,662
  Inventories                                         2,058          2,601
  Other current assets and prepaid expenses             656            902
                                               ------------   ------------
    Total current assets                             18,912         20,122

Property and Equipment, net                           1,244            928
Other Assets                                            303            303
                                               ------------   ------------
    Total assets                               $     20,459   $     21,353
                                               ============   ============

   LIABILITIES AND STOCKHOLDERS' EQUITY
   ------------------------------------

Current Liabilities:
  Accounts payable                             $        778   $        802
  Accrued liabilities and other                       2,431          2,600
  Short-term portion of notes payable                   462            541
  Cash settled stock appreciation rights                904            566
                                               ------------   ------------
    Total current liabilities                         4,575          4,509

  Long-term portion of notes payable                     --            211
                                               ------------   ------------
    Total liabilities                                 4,575          4,720

Total stockholders' equity                           15,884         16,633

                                               ------------   ------------
    Total liabilities and stockholders'
     equity                                    $     20,459   $     21,353
                                               ============   ============

                                   TVIA, INC.
                             STATEMENT OF CASH FLOWS
                                 (In thousands)
                                    UNAUDITED


                                                       FOR THE THREE MONTHS ENDED
                                                                JUNE 30,
                                                       ---------------------------
                                                           2006           2005
                                                       ------------   ------------
Cash Flows from Operating Activities:
     Net loss                                          $     (1,285)  $     (2,042)
Adjustments to reconcile net loss to net cash
  used in operating activities:
  Depreciation and amortization                                 253            332
  Gain on disposal of fixed assets                                2             --
  Stock compensation expense - equity plans                     477            280
  Changes in operating assets and liabilities:
     Accounts receivable                                     (3,775)          (426)
     Inventories                                                543           (282)
     Prepaid expenses and other  assets                         110            (30)
     Other long-term assets                                      (6)            --
     Accounts payable                                           (24)           265
     Accrued liabilities                                       (169)          (709)
     Cash settled stock appreciation rights                     338             --
                                                       ------------   ------------
        Net cash used in operating activities                (3,536)        (2,612)
                                                       ------------   ------------

Cash Flows from Investing Activities:
     Purchase of available-for-sale investments              (2,483)        (2,240)
     Proceeds from the maturity of
      available-for-sale investments                          3,000          6,650
     Purchase of property and equipment                        (435)           (19)
                                                       ------------   ------------
     Net cash provided by investing activities                   82          4,391
                                                       ------------   ------------

Cash Flows from Financing Activities:
     Repayment of note payable                                 (284)          (115)
     Proceeds from issuance of common stock                      50            107
                                                       ------------   ------------
     Net cash used in financing activities                     (234)            (8)
                                                       ------------   ------------

Net increase (decrease) in cash and cash equivalents         (3,688)         1,771
Cash and cash equivalents at beginning of period              8,455          4,078
                                                       ------------   ------------
Cash and cash equivalents at end of period             $      4,767   $      5,849
                                                       ============   ============

Supplemental Cash Flow Information:
     Interest paid                                     $         16   $         10
                                                       ============   ============

                                   TVIA, INC.
      RECONCILIATION BETWEEN NET LOSS ON A GAAP BASIS AND NON-GAAP NET LOSS
                    (In thousands, except per share amounts)
                                    UNAUDITED

                                               FOR THE THREE MONTHS ENDED
                                                        JUNE 30,
                                               ---------------------------
                                                   2006           2005
                                               ------------   ------------
GAAP net loss                                  $     (1,285)  $     (2,042)

Amortization of stock-based compensation                528            280
                                               ------------   ------------
Non-GAAP net loss                              $       (757)  $     (1,762)
                                               ------------   ------------

Basic & diluted Non-GAAP net loss per share    $      (0.03)  $      (0.08)
                                               ============   ============

Weighted average shares used in computing
 basic per share non-GAAP net loss                   23,901         23,191
                                               ============   ============